United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: February 16, 2024

(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
6.000% Series A Cumulative Redeemable Preferred Stock, $0.01 Par Value	OPR	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.875% Notes due 2027	O27B	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
4.875% Notes due 2030	O30A	New York Stock Exchange
5.750% Notes due 2031	O31A	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange
5.125% Notes due 2034	O34	New York Stock Exchange
6.000% Notes due 2039	O39	New York Stock Exchange
2.500% Notes due 2042	O42	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01        Other Events

Filing of Shelf Registration Statement and Prospectus Supplements

On February 16, 2024, Realty Income Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3 (File No. 333-277150) (the “Registration Statement”), which became immediately effective upon filing.

On February 16, 2024, the Company also filed with the SEC a prospectus supplement, dated February 16, 2024, to the prospectus included in the Registration Statement in connection with the Company’s existing Dividend Reinvestment and Stock Purchase Plan (the “DRIP prospectus supplement”).

On February 16, 2024, the Company also filed with the SEC a prospectus supplement, dated February 16, 2024, to the prospectus included in the Registration Statement in connection with the offer and sale from time to time of up to 1,738,767 shares of common stock, par value $0.01 per share, of the Company by selling stockholders which may receive such shares upon redemption of units of limited partnership interest in Realty Income, L.P (the “Unit Exchange prospectus supplement”).

In connection with the filing of the DRIP prospectus supplement, the Company is filing as Exhibit 5.1 hereto an opinion of its counsel, Venable LLP, regarding the validity of the securities being registered under the DRIP prospectus supplement. In connection with the filing of the Unit Exchange prospectus supplement, the Company is filing as Exhibit 5.2 hereto an opinion of its counsel, Venable LLP, regarding the validity of the securities being registered under the Unit Exchange prospectus supplement.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

5.1	Opinion of Venable LLP.
5.2	Opinion of Venable LLP.
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Venable LLP (included in Exhibit 5.2)
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2024	REALTY INCOME CORPORATION

By:
/s/ Bianca Martinez
Bianca Martinez
Senior Vice President, Associate General Counsel and Assistant Secretary